0000
CERTIFICATE NUMBER

MEDICO INTERNATIONAL INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

* 0,000,000 *
SHARES

PAR VALUE $0.001
COMMON STOCK

THIS CERTIFIES THAT * SPECIMEN *

IS THE OWNER OF * ZERO *

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF

MEDICO INTERNATIONAL INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DANIEL LIEW
CHIEF EXECUTIVE OFFICER

LIEW MIN HIN
CHIEF FINANCIAL OFFICER

MEDICO INTERNATIONAL INC.
Corporate Seal
NEVADA

DATED:
COUNTERSIGNED AND REGISTERED:
BY CLEARTRUST, LLC
TRANSFER AGENT

AUTHORIZED SIGNATURE
WWW. CLEARTRUSTONLINE.COM

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________ Custodian _______
TEN ENT	- as tenants by the entirety	(UGMA) (UTMA) (Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ____________________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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Shares of Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ___________________________

X ______________________________

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.